Exhibit 10.1


                         SUBSEQUENT TRANSFER AGREEMENT

     This SUBSEQUENT TRANSFER AGREEMENT dated as of June 30, 1998 (this "Agreement") is entered into by and among FIRSTPLUS FINANCIAL, INC., as Transferor and Servicer (the "Transferor" and "Servicer"), FIRSTPLUS Investment Corporation, as Seller (the "Seller"), and FIRSTPLUS Home Loan Owner Trust 1998-4, as Issuer (the "Issuer") and U.S. Bank National Association, as Indenture Trustee and Co-Owner Trustee (the "Indenture Trustee" and "Co-Owner Trustee"), with respect to that certain Loan Sale Agreement dated as of June 1, 1998 (the "Loan Sale Agreement") by and between the Transferor and the Seller, and that certain Sale and Servicing Agreement dated as of June 1, 1998 (the "Sale and Servicing Agreement") by and among the Seller, the Transferor and Servicer, the Issuer, the Indenture Trustee and the Co-Owner Trustee;

     WHEREAS, pursuant to the Loan Sale Agreement and the Sale and Servicing Agreement, the Transferor, the Seller, the Issuer and the Indenture Trustee agreed to the sale by the Transferor to the Seller, the sale by the Seller to the Issuer and the pledge by the Issuer to Indenture Trustee of additional Home Loans following the Closing Date; and

     WHEREAS, the Transferor, the Seller, the Issuer and the Indenture Trustee desire to enter into this Subsequent Transfer Agreement to reflect the sale, transfer, assignment, set over, conveyance and grant of certain additional Home Loans to the Issuer and their pledge to the Indenture Trustee.

     NOW, THEREFORE, in consideration of the premises herein contained and for other good and valuable consideration, the receipt and sufficiency of which are mutually acknowledged, the Transferor, the Seller, the Issuer and the Indenture Trustee hereby agree as follows:

     Section 1. Subsequent Home Loans. The Transferor, the Seller, the Issuer
                ---------------------
and the Indenture Trustee hereby agree to the sale, transfer, assignment, set over, conveyance and grant by the Transferor to the Seller, the sale, transfer, assignment, set over, conveyance and grant by the Seller to the Issuer and the Grant by the Issuer to the Indenture Trustee of the additional home loans as described on Attachment 1 attached hereto (the "Subsequent Home Loans") and the Home Loan Schedule attached hereto as Attachment 2 (the "Home Loan Schedule"). The Home Loan Schedule shall supersede any Addition Notices for any Subsequent Transfer Agreement insofar as the Home Loan Schedule relates to the identification of Subsequent Home Loans transferred to the Issuer. Capitalized terms used and not defined herein have the meanings assigned to them in the Sale and Servicing Agreement, or if not defined therein, in the Indenture, dated as of June 1, 1998, between the Issuer and the indenture Trustee (the "Indenture").

     Section 2. Sale by Transferor to Seller of Subsequent Home Loans. The
                -----------------------------------------------------
Transferor does hereby sell, transfer, assign, set over, convey and Grant to the Seller:

     (i) all of the right, title and interest of the Transferor in and to each Subsequent Home Loan identified on the Home Loan Schedule, including without limitation, the Home Loans, the Servicer's Home Loan Files and the Debt Instruments, and all payments on, and proceeds with respect to, such Subsequent Home Loans received on and after the applicable Cut-Off Date;

    (ii) all right, title and interest of the Transferor in the Mortgages on the properties securing the Subsequent Home Loans, if any, including any Mortgaged Property acquired by or on behalf of the Seller or its successor by foreclosure or deed in lieu of foreclosure or otherwise;

   (iii) all right, title and interest of the Transferor in and to any rights in or proceeds from any insurance policies (including title insurance policies) covering the Subsequent Home Loans, the related Mortgaged Properties or the related Obligors and any amounts recovered from third parties in respect of any Liquidated Home Loans; and

    (iv)  all the proceeds of each of the foregoing.

     With respect to each Subsequent Home Loan, the Transferor has delivered or caused to be delivered to the Seller, each item set forth in Section 2.02 of the Sale and Servicing Agreement. The transfer to the Seller by the Transferor of the Subsequent Home Loans identified on the Mortgage Loan Schedule shall be absolute and is intended by the Transferor and the Seller to constitute and to be treated as an absolute conveyance and sale by the Transferor. The expenses and costs relating to the delivery of the Subsequent Home Loans, this Agreement and the Sale and Servicing Agreement shall be borne by the Transferor. Additional terms of the sale, including the purchase price, are set forth on Attachment 1 attached hereto.

     Section 3. Sale by Seller to Issuer of Subsequent Home Loans. Upon and
                -------------------------------------------------
simultaneous with the purchase by the Seller from the Transferor of the Subsequent Home Loans, the Seller does hereby sell, transfer, assign, set over, convey and Grant to the Issuer:

     (i) all of the right, title and interest of the Seller in and to each Subsequent Home Loan identified on the Home Loan Schedule, including without limitation, the Home Loans, the Servicer's Home Loan Files and the related Debt Instruments, and all payments on, and proceeds with respect to, such Subsequent Home Loans received on and after the applicable Cut-off Date;

    (ii) all right, title and interest of the Seller in the Mortgages on the properties securing the Subsequent Home Loans, if any, including any Mortgaged Property acquired by or on behalf of the Issuer by foreclosure or deed in lieu of foreclosure or otherwise;

   (iii) all right, title and interest of the Seller in and to any rights in or proceeds from any insurance policies (including title insurance policies) covering the Subsequent Home Loans, the related Mortgaged Properties or the related Obligors and any amounts recovered from third parties in respect of any Liquidated Home Loans; and

    (iv)  all the proceeds of each of the foregoing.

     With respect to each Subsequent Home Loan, the Seller has delivered or caused to be delivered to the Issuer, each item set forth in Section 2.02 of the Sale and Servicing Agreement. The transfer to the Issuer by the Seller of the Subsequent Home Loans identified on the Mortgage Loan Schedule shall be absolute and is intended by the Seller, the Transferor, the Issuer, the Certificateholders and the Noteholders to constitute and to be treated as an absolute conveyance and sale by the Seller. The expenses and costs relating to the delivery of the Subsequent Home Loans, this Agreement and the Sale and Servicing Agreement shall be borne by the Seller to the extent that the same are not paid by the Transferor. Additional terms of the sale, including the purchase price, are set forth on Attachment 1 attached hereto.

     Section 4. Grant by Issuer to Indenture Trustee of Subsequent Home Loans.
                -------------------------------------------------------------

     Upon and simultaneous with the purchase by the Seller from the Transferor of the Subsequent Home Loans and the purchase by the Issuer from the Seller of the Subsequent Home Loans, and pursuant to the terms of the Indenture, the Issuer does hereby Grant to the Indenture Trustee:

     (i) all of the right, title and interest of the Issuer in and to each Subsequent Home Loan identified on the Home Loan Schedule, including without limitation, the Home Loans, the Servicer's Home Loan Files and the Debt Instruments, and all payments on, and proceeds with respect to, such Subsequent Home Loans received on and after the applicable Cut-off Date;

    (ii) all right, title and interest of the Issuer in the Mortgages on the properties securing the Subsequent Home Loans, if any, including any Mortgaged Property acquired by or on behalf of the Issuer by foreclosure or deed in lieu of foreclosure or otherwise;

   (iii) all right, title and interest of the Issuer in and to any rights in or proceeds from any insurance policies (including title insurance policies) covering the Subsequent Home Loans, the related Mortgaged Properties or the related Obligors and any amounts recovered from third parties in respect of any Liquidated Home Loans; and

    (iv)  all the proceeds of each of the foregoing.

     Section 5. Representations and Warranties; Conditions Precedent.
                ----------------------------------------------------

     (a) The Transferor hereby makes the representations, warranties and covenants set forth in Sections 3.02 and 3.04 of the Sale and Servicing Agreement with respect to the Subsequent Home Loans as of the date hereof and the applicable Subsequent Transfer Date, and the Transferor hereby confirms that with respect to the sale by the Transferor to the Seller of the Subsequent Home Loans each of the conditions set forth in Sections 2.02 of the Sale and Servicing Agreement for such sale have been satisfied as of the date hereof and the applicable Subsequent Transfer Date. In addition, the Transferor hereby reconfirms the accuracy of the representations and warranties set forth in Section 3.03 of the Sale and Servicing Agreement with respect to the Subsequent Home Loans as of the date hereof and the applicable Subsequent Transfer Date.

     In reliance upon the representations, warranties and covenants made by the Transferor in the preceding subsection (a) and in the Officer's Certificate of the Transferor dated as of the date hereof, the Seller hereby affirms the representations, warranties and covenants set forth in Section
3.01 of the Sale and Servicing Agreement with respect to the Subsequent Home Loans as of the date hereof and the applicable Subsequent Transfer Date, and the Seller hereby confirms that each of the conditions set forth in Sections
2.02 and 3.04 of the Sale and Servicing Agreement are satisfied as of the date hereof and the applicable Subsequent Transfer Date.

     All terms and conditions of the Sale and Servicing Agreement are hereby ratified and confirmed; provided however, that in the event of any conflict the provisions of this Agreement shall control over the conflicting provisions of the Sale and Servicing Agreement.

     Section 6. Recordation of Agreement. This Agreement is subject to
                ------------------------
recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Transferor, at its expense, in the event such recordation materially and beneficially affects the interests of the Noteholders or the Certificateholders.

     Section 7. Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE
                -------------
WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

     Section 8. Successors and Assigns. This Agreement shall inure to the
                ----------------------
benefit of and be binding upon the Transferor, the Seller, the Issuer, the Indenture Trustee and their respective successors and permitted assigns.

     Section 9. Counterparts. This Agreement may be executed in one or more
                ------------
counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed to be an original; such counterparts, together, shall constitute one and the same Agreement.






     IN WITNESS WHEREOF, the Transferor, the Seller, the Issuer and the Indenture Trustee have caused this SUBSEQUENT TRANSFER AGREEMENT to be signed by their respective officers thereunto duly authorized, as of the day and year first above written.

                          FIRSTPLUS FINANCIAL, INC.,
                          as Transferor



                          By:
                             -----------------------------------------------
                             Name:
                             Title:


                          FIRSTPLUS INVESTMENT CORPORATION,
                          as Seller



                          By:
                             -----------------------------------------------
                             Name:
                             Title:


                          FIRSTPLUS HOME LOAN OWNER TRUST 1998-4

                          By:  Wilmington Trustee Company as Owner Trustee



                          By:
                             -----------------------------------------------
                               Name:
                               Title:


                          U.S. BANK NATIONAL ASSOCIATION
                          as Indenture Trustee



                          By:
                             -----------------------------------------------
                             Name:
                             Title:






THE STATE OF TEXAS         )
                           )
COUNTY OF DALLAS           )

     BEFORE ME, the undersigned authority, a Notary Public, on this day
personally appeared                                     , known to me to be
                    ------------------------------------
the person and officer whose name subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said FIRSTPLUS FINANCIAL, INC., a Texas corporation, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the       day of
                                                      -----
                   , 199 .
-------------------     -



                                   ------------------------------------------
                                   Notary Public, State of Texas

My commission expires:


                        .                 (printed name)
------------------------






THE STATE OF TEXAS         )
                           )
COUNTY OF DALLAS           )

     BEFORE ME, the undersigned authority, a Notary Public, on this day
personally appeared                                     , known to me to be
                    ------------------------------------
the person and officer whose name subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said FIRSTPLUS INVESTMENT CORPORATION, a Nevada corporation, and that he executed the same as the act of such corporation for the purposes and consideration therein expressed, and in the capacity therein stated.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the       day of
                                                      -----
                   , 199 .
-------------------     -



                                   ------------------------------------------
                                   Notary Public, State of Texas

My commission expires:


                        .                 (printed name)
------------------------






THE STATE OF DELAWARE      )
                           )
COUNTY OF NEWCASTLE        )

     BEFORE ME, the undersigned authority, a Notary Public, on this day
personally appeared                                        , known to me to be
                    ---------------------------------------
the person and officer whose name subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said FIRSTPLUS Home Loan Owner Trust 1998-4, as Issuer, and that he executed the same as the act of such association for the purposes and consideration therein expressed, and in the capacity therein stated.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the       day of
                                                      -----
                   , 199 .
-------------------     -




                              ------------------------------------------
                              Notary Public, State of Delaware

                              My commission expires:

                    .         (printed name)
--------------------






THE STATE OF MINNESOTA     )
                           )
COUNTY OF RAMSEY           )

     BEFORE ME, the undersigned authority, a Notary Public, on this day
personally appeared                                        , known to me to be
                    ---------------------------------------
the person and officer whose name subscribed to the foregoing instrument and acknowledged to me that the same was the act of the said U.S. BANK NATIONAL ASSOCIATION, as Indenture Trustee, and that she executed the same as the act of such association for the purposes and consideration therein expressed, and in the capacity therein stated.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the       day of
                                                      -----
                  , 199 .
------------------     -




                                ------------------------------------------
                                Notary Public, State of Minnesota

My commission expires:


                        .              (printed name)
------------------------






                                 ATTACHMENT 1

1.  Transfer Source of Subsequent Mortgage Loans: FIRSTPLUS FINANCIAL, INC.

    Subsequent Transfer Date:                     June 30, 1998

    Cut-Off Date:                                 May 31, 1998

    Aggregate Outstanding Principal Balance
      of Subsequent Mortgage Loans:               $77,808,017.14

    Purchase Price for Subsequent
      Mortgage Loans:                             $77,808,017.14

2.  Transfer Source of Subsequent Mortgage Loans:
                                                 ----------------------------

    Subsequent Transfer Date:
                                                 ----------------------------

    Cut-Off Date:
                                                 ----------------------------

    Aggregate Outstanding Principal Balances
      of Subsequent Mortgage Loans:
                                                 ----------------------------

    Purchase Price for Subsequent
      Mortgage Loans:
                                                 ----------------------------


3.  Transfer Source of Subsequent Mortgage Loans:
                                                 ----------------------------

    Subsequent Transfer Date:
                                                 ----------------------------

    Cut-Off Date:
                                                 ----------------------------

    Aggregate Outstanding Principal Balances
      of Subsequent Mortgage Loans:
                                                 ----------------------------

    Purchase Price for Subsequent
      Mortgage Loans:
                                                 ----------------------------






                                 ATTACHMENT 2

                              Home Loan Schedule